U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (date of earliest event reported): September 28, 2001





                            Internet Infinity, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                          Commission File No. 0-27633

                        State of Incorporation: Delaware
                      IRS Employer I.D. Number: 95-4679342


                           3303 Harbor Boulevard, K-5
                          Costa Mesa, California 92626
                             Telephone 714-434-0433
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


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Item  2.  Acquisition  or  Disposition  of  Assets.
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     On  September  28,  2001,  Internet  Infinity,  Inc.   distributed  to  its
shareholders of record of September 18, 2001, pro rata, all the capital stock of Electronic Media Central Corporation, a California corporation that was a wholly-owned subsidiary of Internet Infinity.

     The number of shares distributed were 500,000 shares of common stock. Each shareholder of record at the close of business on September 18, 2001, received
 .048 share of Electronic Media Central Corporation for each share of common stock of Internet Infinity. Fractional interests were rounded to the nearest whole number.

     Electronic Media Central Corporation is unlisted, but its common stock is registered with the Securities and Exchange Commission under Section 12 (g) of the 1934 Exchange Act.

     Electronic Media Central Corporation's business is to provide electronic media duplication and packaging services for compact disks, digital video disks and videocassette tapes.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Internet  Infinity,  Inc.


                                     By/s/George  Morris
October  31,  2001                     ----------------------------------------
                                       George  Morris,  President  and
                                         Chief  Executive  Officer














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